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                                                                   EXHIBIT 10.18

          SCHEDULE TO FORM OF KWM GROUP, INC. PRE-DEVELOPMENT AGREEMENT
           PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


                 LOCATION OF       TOTAL           AMOUNT OF       AMOUNT OF
                 LAND              COMPENSATION    COMPENSATION    COMPENSATION
                                   OF DEVELOPER    OF DEVELOPER    OF DEVELOPER
                                                   PAYABLE UPON    PAYABLE ON A
                                                   THE OCCURRENCE  MONTHLY BASIS
                                                   OF CERTAIN
                                                   EVENTS

LEESBURG,        Leesburg,         $325,000        $162,500        $16,250
FLORIDA          Florida

NEW PORT         New Port          $325,000        $162,500        $16,250
RICHEY, FLORIDA  Richey, Florida

ROCKLEDGE,       Rockledge,        $425,000        $212,500        $21,250
FLORIDA          Florida

TITUSVILLE,      Titusville,       $325,000        $162,500        $16,250
FLORIDA          Florida